UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 17, 2016

Interval Leisure Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-34062	26-2590997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6262 Sunset Drive, Miami, FL	33143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (305) 666-1861

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                 Entry Into a Material Definitive Agreement

On May 17, 2016, Interval Acquisition Corp., (the “Borrower”), Interval Leisure Group, Inc. (“ILG”) and certain subsidiaries of the Borrower, as Guarantors, entered into a Fifth Amendment to Credit Agreement with Wells Fargo Bank, National Association, as administrative agent and the lenders party to the amendment (the “Amendment”).

The Amendment extended the maturity of the credit facility through May 17, 2021 and modified requirements with respect to assignments by lenders in accordance with the provisions of the License, Services and Development Agreement entered into in connection with the acquisition of Vistana Signature Experiences, Inc. on May 11, 2016.

ILG and certain subsidiaries of the Borrower (collectively, the “Subsidiary Guarantors”) continue to guarantee the Borrower’s obligations under the Amendment. Borrowings continue to be secured by (1) 100% of the voting equity securities of the Borrower and the Borrower’s U.S. subsidiaries and 65% of the Borrower’s first-tier foreign subsidiaries and (2) substantially all of the tangible and intangible property of the Borrower and the Subsidiary Guarantors (excluding any interests in owned and leased real property and other specified property).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01      Other Events.

On May 16, 2016, ILG issued a press release announcing that its Board of Directors had increased the amount of authorized stock repurchases to $100 million.  A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.               Financial Statements and Exhibits

(d)                                 Exhibits to this Form 8-K

Exhibit No.	Description
10.1

Fifth Amendment to Credit Agreement, dated as of May 17, 2016, among Interval Acquisition Corp., as Borrower; Interval Leisure Group, Inc. and certain subsidiaries of the Borrower as Guarantors, the lenders who are party to the Amendment, and Wells Fargo Bank, National Association, as Administrative Agent for the lenders.

99.1	Press Release re: Increased Stock Repurchase Authorization, dated May 16, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

	By:	/s/ Victoria J. Kincke
	Name:	Victoria J. Kincke
	Title:	Senior Vice President, General Counsel and Secretary

Date: May 17, 2016

EXHIBIT LIST

Exhibit No.	Description
10.1

Fifth Amendment to Credit Agreement, dated as of May 17, 2016, among Interval Acquisition Corp., as Borrower; Interval Leisure Group, Inc. and certain subsidiaries of the Borrower as Guarantors, the lenders who are party to the Amendment, and Wells Fargo Bank, National Association, as Administrative Agent for the lenders.

99.1	Press Release re: Increased Stock Repurchase Authorization, dated May 16, 2016